Commitments	12 Months Ended
Mar. 31, 2020
Commitments
Commitments

 28. Commitments

A commitment is a contractual obligation to make a payment in the future, mainly in relation to agreements to buy assets such as network infrastructure and IT systems and leases that have not commenced. These amounts are not recorded in the consolidated statement of financial position since we have not yet received the goods or services from the supplier. The amounts below are the minimum amounts that we are committed to pay.

Operating lease commitments

In the prior year, the previous lease accounting policy applied and certain leases were classified as operating leases. The minimum lease payments under non-cancellable operating leases previously disclosed in the prior year were as follows:

2019
€m
Within one year	2,834
In more than one year but less than two years	1,654
In more than two years but less than three years	1,227
In more than three years but less than four years	950
In more than four years but less than five years	739
In more than five years	3,412
10,816

The total of future minimum sublease payments expected to be received under non-cancellable subleases at 31 March 2019 was €1,027 million.

Capital commitments

	Company and subsidiaries		Share of joint operations		Group
	2020	2019	2020	2019	2020	2019
	€m	€m	€m	€m	€m	€m
Contracts placed for future capital expenditure not provided in the financial statements[1]	3,046	2,980	103	32	3,149	3,012

Note:

1	Commitment includes contracts placed for property, plant and equipment and intangible assets.

Acquisition and disposal commitments

Indus Towers

On 25 April 2018, Vodafone, Bharti Airtel Limited and Vodafone Idea (previously Idea Cellular Limited) announced the merger of Indus Towers Limited (‘Indus Towers’) into Bharti Infratel Limited (‘Bharti Infratel’), creating a combined company that will own the respective businesses of Bharti Infratel and Indus Towers. Indus Towers is currently jointly owned by Bharti Infratel ( 42% ),  Vodafone( 42%), Vodafone Idea ( 11.15% ) and Providence (4.85%).  Bharti group and Vodafone will jointly control the combined company, in accordance with the terms of a new shareholders’ agreement.

Vodafone Idea has the option to either sell its 11.15% shareholding in Indus Towers for cash or receive new shares in the combined company. Providence has the option to elect to receive cash or shares in the combined company for 3.35% of its 4.85% shareholding in Indus Towers, with the balance exchanged for shares.

The final number of shares issued to Vodafone and the cash paid or shares issued to Vodafone Idea and Providence, will be subject to closing adjustments, including but not limited to movements in net debt and working capital for Bharti Infratel and Indus Towers. At the time of entering into the transaction, Vodafone would have been issued with 783.1 million new shares in the combined company, in exchange for its 42% shareholding in Indus Towers. On the basis that (a) Providence decides to sell 3.35% of its 4.85% shareholding in Indus Towers for cash and (b) Vodafone Idea decides to sell its full 11.15% shareholding in Indus Towers for cash, these shares would be equivalent to a 29.4% shareholding in the combined company. Bharti group’s shareholding will be diluted from 53.5% in Bharti Infratel today to 37.2% in the combined company.

The Group has extended the long stop date on the merger agreement to 24 June 2020.

Vodafone Hutchison Australia

On 30 August 2018, Vodafone announced that Vodafone Hutchison Australia Pty Limited (‘VHA’) and TPG Telecom Limited (‘TPG’) had agreed to merge. Vodafone and Hutchison Telecommunications (Australia) Limited (‘HTAL’) will each own an economic interest of 25.05% in the new combined company, with TPG shareholders owning the remaining 49.9%.

Of the net debt held by VHA prior to completion of the merger, Vodafone will provide a guarantee on approximately US$1.75 billion, which is lower than the guarantees of approximately US$1.75 billion and AUD 0.85 billion currently provided.

On 8 May 2019, the Australian Competition and Consumer Commission (‘ACCC’) opposed the proposed merger. The Group challenged the ACCC’s decision in Federal Court. On 13 February 2020, the Federal Court allowed the proposed merger to proceed. This transaction remains subject to TPG shareholder approval.

Vodafone Egypt

The Group signed a memorandum of understanding with Saudi Telecom Company in January 2020 to pursue the sale of the Group’s 55% equity holding in Vodafone Egypt Telecommunications S.A.E (‘Vodafone Egypt’) for cash consideration of US$ 2.4 billion (€2.2 billion).